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Concert Social
Awareness Fund

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SEMI - ANNUAL REPORT
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July 31, 1997

[Smith Barney Logo]
Smith Barney Mutual Funds
Investing for your future.

Every day(SM).

Concert Social
Awareness Fund

================================================================================

The Concert Social Awareness Fund seeks high total return consisting of current income and capital appreciation. The Fund's investment objectives will be achieved by investing in a variable combination of stocks and bonds issued by companies that, in the opinion of the Fund's port folio managers, make a positive contribution to society through their products and services or through the way that they do business. In addition, the Fund will avoid companies that are engaged in activities that could have a negative social impact.

Concert Social Awareness Fund's
Average Annual Total Returns Ended
July 31, 1997

                                     Without Sales Charge*
                           ----------------------------------------
                           Class A         Class B          Class C
================================================================================
Six-Month+                  15.36%          14.89%           14.87%
--------------------------------------------------------------------------------
One-Year                    29.99           28.99            29.00
--------------------------------------------------------------------------------
Five-Year                   N/A             13.41            N/A
--------------------------------------------------------------------------------
Ten-Year                    N/A             11.58            N/A
--------------------------------------------------------------------------------
Since Inception++           15.42           11.71            13.67
================================================================================

                                     Without Sales Charge*
                           ----------------------------------------
                           Class A         Class B          Class C
================================================================================
Six-Month+                  9.59%           9.89%            13.87%
--------------------------------------------------------------------------------
One-Year                    23.51           23.99            28.00
--------------------------------------------------------------------------------
Five-Year                   N/A             13.29            N/A
--------------------------------------------------------------------------------
Ten-Year                    N/A             11.58            N/A
--------------------------------------------------------------------------------
Since Inception++           14.20           11.72            13.67
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are re deemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and C shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

================================================================================
OUR INVESTMENT PHILOSOPHY
================================================================================

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

================================================================================
NASDAQ SYMBOL
================================================================================

                 Class A                      SSIAX
                 Class B                      SESIX

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WHAT'S INSIDE
================================================================================

Shareholder Letter.................................................... 1

An Interview with Portfolio Managers
Robert J. Brady, CFA, and
Ellen S. Cammer....................................................... 5

Historical Performance................................................ 8

Concert Social Awareness
Fund at a Glance..................................................... 10

Schedule of Investments.............................................. 11

Statement of Assets and Liabilities.................................. 15

Statement of Operations.............................................. 16

Statements of Changes in Net Assets.................................. 17

Notes to Financial Statements........................................ 18

Financial Highlights................................................. 22

================================================================================
Shareholder Letter
================================================================================

[PHOTO OMITTED]
HEATH B. MCLENDON
Chairman

[PHOTO OMITTED]
ELLEN S. CAMMER
Investment Officer

[PHOTO OMITTED]
ROBERT J. BRADY, CFA
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Concert Social Awareness Fund ("Fund") for the period ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, the Fund's managers, Robert J. Brady, CFA, and Ellen S. Cammer, share some insights into the Fund's investment philosophy in an interview that appears on page five.

Investment Objective and Performance

The Fund seeks to provide high total return made up of current income and capital appreciation, through a carefully determined balance of stocks and bonds of issuers who demonstrate a positive awareness of their impact on the society within which they operate. Under normal market conditions, the Fund will have between 65% and 85% of its assets invested in stocks and between 15% and 35% in bonds. The mix of the Fund's investments may vary from time to time to reflect current market conditions.

Over the six months covered by this report, the Fund generated a total return of 15.36% for Class A shares. Over the same period, the S&P 500 Index ("S&P 500") posted a total return of 22.54%, and the Lehman Brothers Government/Corporate Bond Index re turned 5.76%. In the annual report dated January 31, 1997, we announced a shift in the Fund's asset allocation guidelines that emphasizes a greater exposure to stocks. We are pleased to announce that we are on schedule for achieving our stated target range of approximately 65% to 85% stock representation among the Fund's holdings. As of July 31, 1997, stocks represented 58% of the Fund's assets and bonds represented 37% of total portfolio assets.

Stock Market Update and Portfolio Changes

After a slow start during the quarter ended April, the stock market moved into full gear and ran on all cylinders for the remaining three months ended July 31, 1997. Although the outstanding performance of many large companies has been well documented, overall market breadth across the stock population improved noticeably during the period. Some 80% or more of the six-month price gain for the stock market occurred in the last three months, with small- to mid-sized companies doing much better than before. The six-month market gains, fueled by strong inflows of investment dollars, were supported by continued improvement in fundamentals (i.e. interest rates declined 6% - 8% and earnings rose another 5%
- 10%).

We have resisted the temptation to simply equate higher stock prices with excessive speculation. Given the economic world that we are operating in -- low inflation, positive interest rates, and strong profits and cash flows -- we believe the long-term values behind this market remain solid. However, over the summer, momentum became almost too strong, raising concerns for many investors that the stock market might be overvalued. Most stocks participated to varying degrees in the market advance, with few real laggards. The sustained stock market advance and relatively high stock


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Concert Social Awareness Fund                                                  1
valuations often made it more difficult to find under valued stocks that fit our investment discipline. Nevertheless, we have met our goal of conforming the Fund to its new social awareness orientation (approximately 78% of our individual sell transactions during this period reflected this divesting process).

During the last six months, technology, financial, capital goods, consumer cyclical and health care issues made up the best-performing market sectors. In contrast, the various infrastructure sectors such as utilities, communications services, energy and basic materials largely underperformed. The current sector weightings within the Fund's portfolio generally complimented the Fund's performance.

Over the period, we bought nine new companies and added to 14 existing holdings. The new names represent a diverse list: Dollar General, Sysco Systems and Wal-Mart in the consumer sector; Provident Cos. in finance; Cisco Systems, Pitney Bowes and Worldcom in technology/capital goods; and Norfolk Southern and Southwest Air in transportation. These new additions to the Fund also illustrate our socially aware approach to investing. For example, Dollar General, a major retailer, maintains active community involvement by sponsoring programs such as training welfare recipients to be self-sufficient and hires them as interns in company stores.

As of July 31, 1997, the Fund owned 66 stocks, with an emphasis in consumer cyclical, financial, technology and transportation issues. In addition, we continue to maintain a high quality orientation in the Fund's holdings, with an average Standard and Poor's Rating Service ranking of B+ and an average dividend yield of approximately 1.2%, versus a 1.7% for the S&P 500 Index. In selecting stocks for the Fund, we tend to favor mid- to large-sized companies, with an average market capitalization of $25.2 billion. On balance, the stocks held in the Fund's portfolio trade at slightly below the market's average price-to-earnings ratio and we anticipate better long-term growth potential from the Fund's stocks relative to their purchase price.

Bond Market Update and Portfolio Changes

Strong economic activity in the first quarter of the year coupled with a low unemployment rate sparked fears of renewed investor concerns over higher inflationary pressure. As a result, on March 25, 1997, the Federal Reserve ("Fed") raised the federal-funds rate from 5.25% to 5.50%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) This action was the first interest rate hike in over two years and bond investors remained concerned through the end of April that similar moves might follow.

However, second quarter data showed subdued economic momentum with declining retail sales and significantly weaker auto sales. Since the end of April, the yield on the benchmark 30-year U.S. Treasury bond has declined dramatically from a high over 7% to approximately 6.30% at the end of July, with July posting the majority of the gain. While consumer sentiment indicators remain at high levels and suggest that most consumers view the future brightly, spending has not reached levels that would cause the Fed to tighten monetary policy further. Corporate investment in new plants and equipment to improve efficiency made up most of the spending in the economy during the last six months.

On the employment front, we still see a robust job market, albeit with limited wage gains and no indication that the historically low employment rate is spurring an increase in inflationary pressures. Moreover, in the second quarter of 1997, strong federal tax revenues also led to a record budget surplus and a $60 billion paydown on the government debt. This dramatic improvement in government finances coupled with the macroeconomic forces driving inflation lower (in creased productivity and globalization of world markets) led to a bond market rally despite strong U.S. economic growth.


--------------------------------------------------------------------------------
2                                        1997 Semi-Annual Report to Shareholders

During the six months covered by this report, interest rates have fallen across the maturity spectrum. For example, yields on shorter-maturity securities in the two- to three-year range declined 15-25 basis points, or 0.15% to 0.25%, although they declined 80-90 basis points from the highs early in the second quarter ending at the lows for the period of 5.72% and 5.78% for 2 and 3 year U.S. Treasury notes, respectively. As of July 31, 1997 the yield on the 30-year U.S. Treasury bond was 6.29%, the low for the period covered by this report and 50 basis points lower than at the start with a high of 7.16% reached in mid-April. The decline in interest rates during the reporting period helped the Lehman Government/Corporate Bond Index post a 5.76% total return for the six-month period.

In response to subdued inflation and the moderating pace of economic growth over the second quarter, we extended the fixed income portion of the Fund's duration from approximately 43 1/44 years to 53 1/44 years. (Duration is a measure of volatility relative to a given change in interest rates.) We also reduced our exposure to mortgage-backed securities, with the expectation of declining interest rates. After being one of the best-performing sectors over the first half of this year, we believe other asset classes now offer better relative value performance in this economic environment. In addition, we added corporate bonds to the Fund's holdings, including names such as Xerox, American Ex press, Norfolk Southern, Worldcom and Chase Manhattan Bank. As of July 31, 1997, the fixed income component of the Fund was allocated among the following areas: 40% government agency bonds, 32% corporate bonds, 16% mortgage-backed securities and 12% asset-backed securities.

Outlook

We expect the second half of the Fund's fiscal year to bring heightened volatility in the stock market. In our view, the market's valuation appears more "fairly" valued than undervalued and we believe that it will remain very sensitive to perceived or actual changes in the underlying economic conditions that help to determine prices. Along those lines, interest rates should remain in a trading range so price/earnings multiples will not evidence a decided trend in either direction. Moreover, we expect corporate earnings growth to slow, which means more companies will have difficulty delivering what is expected. In fact, the earnings expectations at the analyst level for 1998 appear quite optimistic vis a vis what economists and strategists are anticipating. Accordingly, the Fund's stock strategy in the months ahead will attempt to reduce the Fund's risk profile, to something less than the market's, by focusing specifically on each company's ability to produce earnings growth in a perhaps tougher profits environment.

On the fixed-income side, we anticipate a narrow trading range environment for interest rates over the next several months as investors await third-quarter economic results. Fed Chairman Alan Greenspan has given the green light to allow for somewhat faster U.S. economic growth if inflation appears well contained. If growth is too robust we do not rule out the potential for another increase in short-term interest rates by the Fed. We also expect to see increased volatility as fears of higher inflationary pressure resurface. However, we believe that the globalization of the world economy, along with the increased productivity and flexibility of many U.S. companies, should enable the U.S. economy to continue along its present path of non-inflationary and moderate growth.


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Concert Social Awareness Fund                                                  3

On a more somber note, we are saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon DeVoe Talley. Their knowledge and wisdom will be missed.

Thank you for your investment in the Concert Social Awareness Fund. We look forward to continuing to help you pursue your goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Robert J. Brady

Heath B. McLendon                   Robert J. Brady, CFA
Chairman                            Investment Officer


/s/ Ellen S. Cammer

Ellen S. Cammer
Investment Officer

August 25, 1997

================================================================================
    Top Ten Holdings*                                  As of July 31, 1997
================================================================================
  1. American Express Co.                                     3.5%
--------------------------------------------------------------------------------
  2. Chase Manhattan Corp.                                    3.2
--------------------------------------------------------------------------------
  3. Schering-Plough Corp.                                    3.1
--------------------------------------------------------------------------------
  4. Aluminum Co. of America                                  3.0
--------------------------------------------------------------------------------
  5. Xerox Corp.                                              3.0
--------------------------------------------------------------------------------
  6. American Stores Co.                                      2.8
--------------------------------------------------------------------------------
  7. Lucent Technologies, Inc.                                2.8
--------------------------------------------------------------------------------
  8. Praxair, Inc.                                            2.8
--------------------------------------------------------------------------------
  9. Compaq Computer Corp.                                    2.6
--------------------------------------------------------------------------------
 10. Tenet Healthcare Corp.                                   2.6
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
4                                       1997 Semi-Annual Report to Shareholders

================================================================================
 An Interview with Portfolio Managers Robert J. Brady and Ellen S. Cammer
================================================================================

A Tradition of Leadership in Socially Aware Investing

Portfolio Managers Robert J. Brady, CFA and Ellen Cammer recently spoke with us about the Concert Social Awareness Fund and shared some insights regarding their investment style. Bob, through the CORE, Relative Value and Socially Responsible Investment individual account programs as well as his co-management of this fund, has direct or shared responsibility for the management of approximately $2 billion in assets. In addition to his over 30 years of investment experience, Bob is also a Chartered Financial Analyst ("CFA"). Ellen, co-manager of the Concert Social Awareness Fund, is responsible for $2 billion in assets. She also currently heads one of the firm's individual fixed-income account units that includes government securities management, municipal management and active quantitative management. She has a B.F.A. from Windham College and an M.B.A. from Fordham University.

Not many investors know that Smith Barney has been a leader in socially aware investing for a decade. Can you tell us more about the Firm's leadership in this area?

Bob: We've been managing socially aware portfolios for Smith Barney clients since the mid-1980s. We have between $500 million and $600 million in assets in individually managed accounts in addition to roughly $400 million in the Fund. The significant amount of socially aware assets we manage has made us highly visible in the national socially aware investment community. More importantly, our experience has shown that investors didn't have to sacrifice investment return to apply social considerations to their investments.

Bob, why should investors consider investing in the Concert Social Awareness
Fund?

Bob: We believe that there will prove to be a connection between companies that maintain a positive social awareness and their long-term success. For example, companies that are proactive environmentally can usually avoid costly litigation and expensive clean-up costs. In addition, companies that create diverse and professionally satisfying workplaces generally attract the most talented people who in turn help to increase both productivity and profitability. In other words, being socially responsible can oftentimes be very good for the bottom line.

--------------------------------------------------------------------------------

                             Environmental Benefits

Traditionally, corporate environmental spending has been viewed primarily as a liability. Yet many people realize intuitively that it makes sense that there is a link between sound environmental policies and strong financial performance. Corporate environmental efficiency generally means having to use fewer resources and generating less waste. In other words, environmentally proactive companies benefit from simple economic efficiency. Some of the companies that we have invested in that have put these principles into practice include:

o Enron, primarily a natural gas provider, helped pioneer large-scale, affordable renewable energy projects, including the world's largest solar power plants.

o Lucent Technologies, a telecommunications equipment supplier, incorporates "Design for Environment" criteria in all stages of its product development.

o Pitney Bowes, a manufacturer of energy efficient business equipment, has implemented a "zero discharge" program that has drastically reduced its hazardous waste generation.

--------------------------------------------------------------------------------


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Concert Social Awareness Fund                                                 5

Ellen, why the sudden surge of interest in socially aware investing?

Ellen: Socially aware investing has moved into the mainstream of America as a consequence of some very specific demographic and business trends that are evident in the economy today. We have identified two simultaneous trends that make it clear that socially aware investing is here to stay. On the business side, we see solid evidence of a convergence between social interests and business interests. Socially aware investors, or the people who are interested in the social ramifications of business decision making, are looking at issues such as the environment, corporate diversity policies and practices and a company's involvement and visibility in the local community before they invest their hard-earned money.

We believe that good, well-managed companies understand that the way to successfully compete in today's world is to build strong consumer franchises, brand-name recognition and good reputations for both their products and their work force. They do this not only via their products and services but in their business dealings and in the community, and the career opportunities they offer to their employees. We think this trend will clearly differentiate companies over time.

Ellen, are there any specific investment areas that you tend to avoid?

Ellen: Although the world of social investing has become more supportive rather than punitive, there are certain areas that we avoid. For example, we will not invest in any companies that do significant damage to the environment or companies engaged in tobacco production.

Bob, can you give us an idea of some of the types of companies you're talking about?

Bob: We have invested in companies like Chase Manhattan, American Express, Xerox, Unilever and Lucent Technologies. You can get a flavor that these are large and mid-to-large-cap stocks that are in many

--------------------------------------------------------------------------------

                            Community Involvement Can
                         Strengthen Client Relationships

Community involvement brings visibility and strengthens a company's consumer franchise. Here are two companies that have been among the Fund's holdings and maintain active community involvement:

o Xerox, a leading office equipment manufacturer, has a unique "social service leave" program. This program sponsors select employees to work for one year in a nonprofit organization.

o Dollar General, a major retailer, sponsors a program that trains welfare recipients to be self-sufficient and hires them as interns in company stores.

--------------------------------------------------------------------------------

mainstream investment portfolios, but they are also companies we are very comfortable with from a social awareness standpoint. But each one may pass social muster for different reasons. Some of these companies have very active community investment programs, some have outstanding employee relationship programs such as day care centers or flexible hours. All of these kinds of efforts are considered and weighed when determining a company's social profile.

However, if a company changes so that our social analysis goes negative we will look to sell its stock. In the Concert Social Awareness Fund, social considerations are an important compliment to our investment decision-making.

Ellen, what makes your investment approach different from the competition?

Ellen: It's the totality of our social investment program that makes us different, not just one specific issue. Our approach reflects much more of a total philosophy that captures both financial and non-financial business factors. We conduct our own proprietary research on both sides of that equation. We construct portfolios that are invested in good solid


--------------------------------------------------------------------------------
6                                       1997 Semi-Annual Report to Shareholders
companies that understand that they have a responsibility to be a positive influence on the environment in which they operate. It's much more than simply avoidance of certain constraints. There are a limited number of managers out there who share our approach, and even fewer mutual fund managers.

Bob, some skeptics have remarked that the jury is still out on socially aware investing and that it is too subjective. Is there any way to objectively measure the performance of a socially aware portfolio?

Bob: We believe that the debate about relative performance has been won. We can look at our long-term experience, or the Domini Social Index, which measures the performance of 400 companies that pass a number of social screens. In either case, performance has been highly comparable with non-screened results. We think that future discussion will center around how social awareness can add value to investment performance.

Bob and Ellen, thanks for spending some time with us today.

--------------------------------------------------------------------------------

                            Taking Care of Business,
                            Taking Care of Employees

The Fund looks for companies that offer comprehensive employee benefits that can help people balance the demands of work and family and encourage a diverse work force. These benefit programs can also lead to lower employee turnover and higher productivity. Some notable companies that pursue these policies include:

o St. Paul Companies, a property and casualty insurer, offers on-site child care, flexible work arrangements and other family care resources. Since adding these benefits, St. Paul has had one of the lowest employee turnover rates in its industry.

o Liz Claiborne, a major fashion designer and retailer, has established a broad set of programs to prevent contract labor abuse, as well as providing flextime, job sharing, dependent care resources and diversity training.

o Intel, the world's premier computer chip manufacturer, offers employees generous profit-sharing and stock option programs, a sabbatical program and on-site child care at many of its facilities.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 7

================================================================================
Historical Performance -- Class A Shares
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning     End        Income   Capital Gain   Total
Period Ended          Of Period  Of Period   Dividends  Distributions Returns(1)
================================================================================
7/31/97              $   19.36  $   22.01   $   0.29    $   0.00      15.36%+
--------------------------------------------------------------------------------
1/31/97                  19.00      19.36       0.60        1.32      12.41
--------------------------------------------------------------------------------
1/31/96                  15.91      19.00       0.52        0.52      26.47
--------------------------------------------------------------------------------
1/31/95                  17.72      15.91       0.47        0.66      (3.82)
--------------------------------------------------------------------------------
1/31/94                  16.85      17.72       0.56        1.46      17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93    16.80      16.85       0.11        0.85       6.12+
================================================================================
  Total                                     $   2.55    $   4.81
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning     End        Income   Capital Gain   Total
Period Ended          Of Period  Of Period   Dividends  Distributions Returns(1)
================================================================================
7/31/97              $   19.42  $   22.07   $   0.22    $   0.00      14.89%+
--------------------------------------------------------------------------------
1/31/97                  19.05      19.42       0.45        1.32      11.60
--------------------------------------------------------------------------------
1/31/96                  15.97      19.05       0.42        0.52      25.58
--------------------------------------------------------------------------------
1/31/95                  17.79      15.97       0.35        0.66      (4.54)
--------------------------------------------------------------------------------
1/31/94                  16.84      17.79       0.34        1.46      16.88
--------------------------------------------------------------------------------
1/31/93                  17.26      16.84       0.50        1.49       9.68
--------------------------------------------------------------------------------
1/31/92                  15.61      17.26       0.55        0.88      19.96
--------------------------------------------------------------------------------
1/31/91                  15.57      15.61       0.51        0.46       6.80
--------------------------------------------------------------------------------
1/31/90                  15.03      15.57       0.71        0.38      10.76
--------------------------------------------------------------------------------
1/31/89                  13.62      15.03       0.48        0.11      15.10
--------------------------------------------------------------------------------
Inception* -- 1/31/88    14.00      13.62       0.23        0.07      (0.57)+
================================================================================
  Total                                     $   4.76    $   7.35
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning     End        Income   Capital Gain   Total
Period Ended          Of Period  Of Period   Dividends  Distributions Returns(1)
================================================================================
7/31/97              $   19.46  $   22.11   $   0.22    $   0.00       14.87%+
--------------------------------------------------------------------------------
1/31/97                  19.08      19.46       0.45        1.32       11.65
--------------------------------------------------------------------------------
1/31/96                  15.97      19.08       0.42        0.52       25.77
--------------------------------------------------------------------------------
1/31/95                  17.79      15.97       0.35        0.66       (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94    17.54      17.79       0.28        1.46       11.83+
================================================================================
  Total                                     $   1.72    $   3.96
================================================================================


--------------------------------------------------------------------------------
8                                       1997 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                         Net Asset Value
                      --------------------
                      Beginning     End        Income   Capital Gain   Total
Period Ended          Of Period  Of Period   Dividends  Distributions Returns(1)
================================================================================
7/31/97              $   19.39  $   22.05   $   0.32    $   0.00       15.55%+
--------------------------------------------------------------------------------
Inception* -- 1/31/97    19.00      19.39       0.49        1.32       11.94+
================================================================================
  Total                                     $   0.81    $   1.32
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================
                                              Without Sales Charge(1)
                                   ---------------------------------------------
                                   Class A      Class B      Class C    Class Y
================================================================================
Six Months Ended 7/31/97+          15.36%        14.89%      14.87%     15.55%
--------------------------------------------------------------------------------
Year Ended 7/31/97                 29.99         28.99       29.00      30.43
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             N/A         13.41         N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97              N/A         11.58         N/A        N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97         15.42         11.71       13.67      21.17
================================================================================
                                              Without Sales Charge(2)
                                   ---------------------------------------------
                                   Class A      Class B      Class C    Class Y
================================================================================
Six Months Ended 7/31/97+           9.59%         9.89%      13.87%     15.55%
--------------------------------------------------------------------------------
Year Ended 7/31/97                 23.51         23.99       28.00      30.43
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             N/A         13.29         N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97              N/A         11.58         N/A        N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97         14.20         11.72       13.67      21.17
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                               Without Sales Charge(1)
--------------------------------------------------------------------------------
Class A (Inception* through 7/31/97)                   97.19%
--------------------------------------------------------------------------------
Class B (7/31/87 through 7/31/97)                     199.21
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                   72.15
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                   29.35
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, C and Y shares are November 6, 1992, February 2, 1987, May 5, 1993 and March 28, 1996, respectively.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

================================================================================
Concert Social Awareness Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard &Poor's 500
  Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                             July 1987-- July 1997

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and Agency securities and Yankee Bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

  [The following table was represented as a bar graph in the printed material]

                       Basic Materials                 6.8%
                       Communication Services          3.0%
                       Consumer Cyclicals             19.1%
                       Consumer Staples                9.6%
                       Financial Services             26.0%
                       Healthcare                     10.3%
                       Office Equipment & Supplies     1.0%
                       Technology                     20.3%
                       Transportation                  2.5%
                       Utilities                       1.5%

Investment Breakdown
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material]

                       Repurchase Agreement            4.5%
                       Mortgage-Backed Securities      6.1%
                       Corporate Bonds and Notes      11.8%
                       Asset-Backed Securities         4.3%
                       Municipal bonds                 0.3%
                       Common Stock                   58.4%
                       U.S. Government Obligations    14.6%


--------------------------------------------------------------------------------
10                                      1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                July 31, 1997
================================================================================

      SHARES                    SECURITY                                  VALUE
================================================================================
COMMON STOCK -- 58.4%

Basic Materials -- 3.8%
        75,000      Aluminum Co. of America                         $ 6,637,500
        80,000      Engelhard Corp.                                   1,720,000
       115,000      Praxair, Inc.                                     6,339,375
--------------------------------------------------------------------------------
                                                                     14,696,875
--------------------------------------------------------------------------------

Communication Services -- 1.8%
        93,200      MCI Communications Corp.                          3,291,125
       100,000      WorldCom Inc.+                                    3,493,750
--------------------------------------------------------------------------------
                                                                      6,784,875
--------------------------------------------------------------------------------

Consumer Cyclicals -- 11.1%
        38,800      Dillards Department Stores, Inc., Class
                      A Shares                                        1,467,125
        60,000      Dollar General Corp.                              2,640,000
        17,200      Fleetwood Enterprises, Inc.                         557,925
        90,000      Home Depot, Inc.                                  4,488,750
        25,000      ITT Corp.+                                        1,598,437
       193,400      Kaufman & Broad Home Corp.                        4,133,925
        74,700      Liz Claiborne, Inc.                               3,576,262
        90,500      May Department Stores Co.                         5,056,687
        29,000      Nine West Group, Inc.+                            1,161,813
        14,352      Payless Shoesource, Inc.+                           882,648
        55,000      Pep Boys - Manny, Moe & Jack Co.                  1,828,750
        51,800      Philips Electronics NV                            4,237,888
        50,000      Rite Aid Corp.                                    2,596,875
        55,100      Toys 'R' Us Inc.+                                 1,876,844
        33,500      VF Corp.                                          3,006,625
        92,000      Wal-Mart Corp.                                    3,455,750
--------------------------------------------------------------------------------
                                                                     42,566,304
--------------------------------------------------------------------------------

Consumer Staples -- 5.6%
       244,000      American Stores Co.                               6,161,000
        97,400      Kroger Co.+                                       2,879,387
        65,000      Newell Co.                                        2,725,938
        35,000      Sysco Corp.                                       1,305,938
        25,000      Unilever NV                                       5,450,000
       115,000      Wendy's International, Inc.                       2,810,313
--------------------------------------------------------------------------------
                                                                     21,332,576
--------------------------------------------------------------------------------

Financial Services -- 15.2%
        45,000      Ace Ltd.                                          3,690,000
        70,547      Allstate Corp.                                    5,573,213
        93,300      American Express Co.                              7,813,875
        60,000      Associates First Capital Corp.                    3,956,250
        50,622      BankAmerica Corp.                                 3,821,961
        35,000      Bank of Boston Corp.                              2,972,812
        49,000      Bay Apartment Communities, Inc.                   1,883,437
        62,088      Chase Manhattan Corp.                             7,050,868
       105,200      Federal Home Loan Mortgage Corp.                  3,793,775
        64,800      H.F. Ahmanson & Co.                               3,446,550
        25,000      Hartford Financial Services, Inc.                 2,178,125
        30,900      J.P. Morgan & Co.                                 3,580,537
        42,200      Lincoln National Corp.                            3,001,475

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

================================================================================
Schedule of Investments (unaudited)(continued)                     July 31, 1997
================================================================================

      SHARES                    SECURITY                                  VALUE
================================================================================
Financial Services -- 15.2% (continued)
        23,100      Mid Ocean Ltd.                                 $  1,397,550
        15,000      Provident Cos., Inc.                                950,625
        35,400      St. Paul Cos., Inc.                               2,776,688
--------------------------------------------------------------------------------
                                                                     57,887,741
--------------------------------------------------------------------------------

Healthcare -- 6.0%
        56,700      Amgen, Inc.                                       3,334,669
        75,000      DENTSPLY International Inc.                       4,059,375
       128,000      Schering-Plough Corp.                             6,984,000
        30,000      SmithKline Beecham PLC Units ADR                  2,917,500
       190,500      Tenet Healthcare Corp.+                           5,703,094
--------------------------------------------------------------------------------
                                                                     22,998,638
--------------------------------------------------------------------------------

Office Equipment & Supplies -- 0.6%
        30,000      Pitney Bowes, Inc.                                2,253,750
--------------------------------------------------------------------------------

Technology -- 11.9%
        79,900      Beckman Instruments, Inc.                         3,880,144
        40,000      Cisco Systems, Inc.+                              3,182,500
       100,000      Compaq Computer Corp.+                            5,712,500
        65,000      Computer Associates International, Inc.           4,424,062
        65,000      EMC Corp.+                                        3,282,500
        40,000      Intel Corp.                                       3,672,500
        44,800      International Business Machines Corp.             4,737,600
        72,963      Lucent Technologies, Inc.                         6,197,295
        45,000      Motorola, Inc.                                    3,614,062
        80,000      Xerox Corp.                                       6,580,000
--------------------------------------------------------------------------------
                                                                     45,283,163
--------------------------------------------------------------------------------

Transportation -- 1.5%
        75,000      Mesaba Holdings, Inc.+                            1,265,625
        20,000      Norfolk Southern Corp.                            2,215,000
        75,000      Southwest Airlines Co.                            2,189,063
--------------------------------------------------------------------------------
                                                                      5,669,688
--------------------------------------------------------------------------------

Utilities -- 0.9%
        86,100      Enron Corp.                                       3,266,419
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $133,465,810)                          222,740,029
================================================================================

      FACE
      AMOUNT                              SECURITY                                           VALUE
====================================================================================================
CORPORATE BONDS AND NOTES -- 11.8%
Financial Services -- 5.4%
    $2,000,000      American Express Co., Unsecured Sr. Notes, 6.750% due 6/23/04          2,040,000
     2,500,000      Associates Corp. North American, Notes, 7.250% due 9/1/99              2,556,250
     2,000,000      Banker's Trust Institutional, Preferred Capital Securities,
                      7.750% due 12/1/26++                                                 1,982,500
     2,000,000      Chase Manhattan Bank, Medium Term Notes, 5.875% due 8/4/99             1,995,000
     2,000,000      Dean Witter Discover & Co., Notes, 6.000% due 3/1/98                   2,005,980
     3,000,000      Household Finance Corp., Sr. Notes, 7.510% due 3/10/98                 3,035,580

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                     July 31, 1997
================================================================================

      FACE
      AMOUNT                              SECURITY                                           VALUE
====================================================================================================
Financial Services -- 5.4% (continued)
    $2,000,000      John Deere Capital Corp., Medium Term Notes,
                      5.500% due 4/15/98                                                $  1,998,940
     1,000,000      Merrill Lynch & Co. Inc., Notes, 6.000% due 1/15/01                      993,750
     2,000,000      Swiss Bank Corp. NY, Sub. Notes, 7.375% due 6/15/17                    2,092,500
     2,000,000      Xerox Capital Trust I, 8.000% due 2/1/27                               2,112,500
----------------------------------------------------------------------------------------------------
                                                                                          20,813,000
----------------------------------------------------------------------------------------------------

Industrial -- 2.3%
     1,500,000      Case Corp., Notes, 7.250% due 8/1/05                                   1,541,250
     1,100,000      Cummins Engine Inc., Debentures, 6.750% due 2/15/27                    1,113,750
     2,000,000      Service Corp. International, Senior Notes, 7.000% due 6/1/15           2,060,000
     2,000,000      Tenet Healthcare Corp., Sr. Notes, 8.625% due 12/1/03                  2,130,000
     2,000,000      Time Warner Inc., Pass Through Asset, 6.100% due 12/30/01++            1,957,500
----------------------------------------------------------------------------------------------------
                                                                                           8,802,500
----------------------------------------------------------------------------------------------------

Technology -- 0.4%
     1,500,000      Lucent Technologies, Inc., Notes, 7.250% due 7/15/06                   1,575,000
----------------------------------------------------------------------------------------------------

Transportation -- 0.7%
     2,000,000      Norfolk Southern Corp., Notes, 7.800% due 5/15/27                      2,182,500
       340,478      Southwest Airlines Co., Series 1994-A3, 8.700% due 7/1/11                369,419
----------------------------------------------------------------------------------------------------
                                                                                           2,551,919
----------------------------------------------------------------------------------------------------

Utilities -- 1.2%
     2,000,000      HNG Internorth, Inc., Notes, 9.625% due 3/15/06                        2,395,000
     2,000,000      WorldCom Inc., Notes, 7.750% due 4/1/07                                2,122,500
----------------------------------------------------------------------------------------------------
                                                                                           4,517,500
----------------------------------------------------------------------------------------------------

Yankee -- 1.8%
     2,000,000      ABN AMRO Bank NV Chicago, Sub. Notes,
                    7.550% due 6/28/06                                                     2,127,500
     2,500,000      Capital Desjardins, Inc., Sr. Notes, 7.370% due 8/8/05++               2,606,250
     2,000,000      Santander Financial Issuances, Guaranteed Sub. Notes,
                    7.250% due 5/30/06                                                     2,070,000
----------------------------------------------------------------------------------------------------
                                                                                           6,803,750
----------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $44,152,133)                                                 45,063,669
====================================================================================================
ASSET-BACKED SECURITIES -- 4.3%
     5,000,000      Carco Auto Loan Master Trust, Series 1994-2,
                      7.875% due 7/15/99                                                   5,027,650
       550,969      Equity Credit Corp., Home Equity Loan Trust, Series 1993-3,
                      5.150% due 9/15/08                                                     533,790
       922,388      Fannie Mae Remic Pass Through Certificates, Series 1993-104,
                      5.500% due 3/25/98                                                     918,662
                    Sears Credit Account Master Trust:
     7,743,750        Series 1994-2A, 7.250% due 1/15/02                                   7,755,366
     2,000,000        Series 1995-2A, 8.100% due 6/15/04                                   2,095,880
----------------------------------------------------------------------------------------------------
                    TOTAL ASSET-BACKED SECURITIES
                    (Cost -- $16,375,434)                                                 16,331,348
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

================================================================================
Schedule of Investments (unaudited)(continued)                     July 31, 1997
================================================================================

FACE
AMOUNT                                       SECURITY                                   VALUE
===============================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 14.6%
   $ 4,575,000      U.S. Treasury Notes, 7.375% due 11/15/97                        $ 4,597,692
     2,450,000      U.S. Treasury Notes, 5.375% due 11/30/97                          2,448,898
       750,000      U.S. Treasury Notes, 7.125% due 2/29/00                             773,790
     4,400,000      U.S. Treasury Notes, 6.250% due 8/31/00                           4,454,824
     2,000,000      U.S. Treasury Notes, 6.250% due 10/31/01                          2,027,960
     3,000,000      U.S. Treasury Notes, 5.875% due 11/30/01                          2,999,100
     1,900,000      U.S. Treasury Notes, 6.250% due 2/28/02                           1,926,942
     5,978,000      U.S. Treasury Notes, 6.375% due 8/15/02                           6,105,152
     2,000,000      U.S. Treasury Notes, 7.500% due 2/15/05                           2,178,440
     2,000,000      U.S. Treasury Notes, 6.875% due 5/15/06                           2,110,940
     3,000,000      U.S. Treasury Notes, 6.500% due 10/15/06                          3,091,740
     7,000,000      U.S. Treasury Bonds, 7.125% due 2/15/23                           7,661,990
    16,100,000      U.S. Treasury Bonds, 6.000% due 2/15/26                          15,381,296
-----------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost -- $53,731,474)                                            55,758,764
===============================================================================================
MORTGAGE-BACKED SECURITIES -- 6.1%
        15,176      Federal Home Loan Mortgage Corp., 6.250% due 7/1/02                  14,782
        37,129      Federal Home Loan Mortgage Corp., 8.500% due 12/1/02                 38,766
        72,932      Federal National Mortgage Association, 5.500% due 3/1/99             69,970
     3,216,289      Federal National Mortgage Association, 7.500% due 10/1/09         3,288,655
     1,880,799      Federal National Mortgage Association, 6.000% due 2/1/11          1,843,183
       126,582      Federal National Mortgage Association, 8.000% due 7/1/24            130,577
     3,543,095      Federal National Mortgage Association, 7.500% due 5/1/25          3,605,100
     4,777,097      Government National Mortgage Association, 7.500% due 2/15/26      4,863,659
     9,579,991      Government National Mortgage Association, 6.500% due 4/15/26      9,421,251
-----------------------------------------------------------------------------------------------
                           TOTAL MORTGAGE-BACKED SECURITIES
                           (Cost -- $22,477,128)                                     23,275,943
===============================================================================================
MUNICIPAL BONDS -- 0.3%
     1,000,000      New Jersey EDA ST Pension, 7.425% due 2/15/29
                    (Cost -- $1,000,000)                                              1,073,850
===============================================================================================
REPURCHASE AGREEMENT -- 4.5%
    17,421,000     Chase Manhattan Corp., 5.713% due 8/1/97;
                   Proceeds at maturity -- $17,423,764; (Fully collateralized by U.S. Treasury Notes, 6.375% due 9/30/01;
                   Market value -- $17,769,715) (Cost -- $17,421,000)                17,421,000
===============================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $288,622,979*)                                         $381,664,603
===============================================================================================

+     Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                   July 31, 1997
================================================================================

ASSETS:
     Investments, at value (Cost -- $288,622,979)                   $381,664,603
     Cash                                                                    878
     Interest receivable                                               2,513,194
     Receivable for securities sold                                    9,649,065
     Receivable for Fund shares sold                                     242,595
     Dividends receivable                                                119,139
     Other assets                                                          3,676
--------------------------------------------------------------------------------
     Total Assets                                                    394,193,150
--------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                  6,260,856
     Investment advisory fees payable                                    175,588
     Distribution fees payable                                            81,694
     Administration fees payable                                          63,851
     Payable for Fund shares purchased                                     8,397
     Accrued expenses                                                     13,080
--------------------------------------------------------------------------------
     Total Liabilities                                                 6,603,466
--------------------------------------------------------------------------------
Total Net Assets                                                    $387,589,684
================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                     $     17,587
     Paid-in capital in excess of par value                          265,046,838
     Undistributed net investment income                                 699,147
     Accumulated net realized gain from security
       transactions and options                                       28,784,488
     Net unrealized appreciation of investments                       93,041,624
--------------------------------------------------------------------------------
Total Net Assets                                                    $387,589,684
================================================================================

Shares Outstanding:
     Class A                                                           8,965,687
--------------------------------------------------------------------------------
     Class B                                                           8,356,226
--------------------------------------------------------------------------------
     Class C                                                             257,640
--------------------------------------------------------------------------------
     Class Y                                                               7,380
--------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                 $      22.01
--------------------------------------------------------------------------------
     Class B*                                                       $      22.07
--------------------------------------------------------------------------------
     Class C**                                                      $      22.11
--------------------------------------------------------------------------------
     Class Y (and redemption price)                                 $      22.05
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value)                $      23.17
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended July 31, 1997
================================================================================

INVESTMENT INCOME:
     Interest                                                        $ 5,595,090
     Dividends                                                         1,578,100
     Less: Foreign withholding tax                                      (28,697)
--------------------------------------------------------------------------------
     Total Investment Income                                           7,144,493
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                        1,150,946
     Investment advisory fees (Note 2)                                   999,977
     Administration fees (Note 2)                                        363,628
     Shareholder and system servicing fees                               209,920
     Shareholder communications                                           56,576
     Registration fees                                                    49,144
     Audit and legal                                                      25,566
     Trustees' fees                                                        9,333
     Custody                                                               8,719
     Other                                                                 7,917
--------------------------------------------------------------------------------
     Total Expenses                                                    2,881,726
--------------------------------------------------------------------------------
Net Investment Income                                                  4,262,767
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 6):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)        18,924,203
       Options purchased                                                 534,875
       Options written                                                 (402,625)
--------------------------------------------------------------------------------
     Net Realized Gain                                                19,056,453
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                            64,480,761
       End of period                                                  93,041,624
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                          28,560,863
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                   47,617,316
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $51,880,083
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets
================================================================================

For the Six Months Ended July 31, 1997 (unaudited) and the Year Ended January 31, 1997

                                                        July 31       January 31
================================================================================
OPERATIONS:
     Net investment income                          $  4,262,767    $ 10,009,777
     Net realized gain                                19,056,453      29,798,572
     Increase in net unrealized appreciation          28,560,863       4,059,203
--------------------------------------------------------------------------------
     Increase in Net Assets From Operations           51,880,083      43,867,552
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                           (4,613,154)    (10,549,573)
     Net realized gains                                    --       (25,686,983)
--------------------------------------------------------------------------------
     Decrease in Net Assets From
  Distributions To Shareholders                      (4,613,154)    (36,236,556)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                 32,533,149      31,606,383
     Net asset value of shares issued for
  reinvestment of dividends                            4,342,655      34,034,031
     Cost of shares reacquired                      (81,364,700)    (93,222,755)
--------------------------------------------------------------------------------
     Decrease in Net Assets From
  Fund Share Transactions                           (44,488,896)    (27,582,341)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      2,778,033    (19,951,345)

NET ASSETS:

     Beginning of period                             384,811,651     404,762,996
--------------------------------------------------------------------------------
     End of period*                                 $387,589,684    $384,811,651
================================================================================
* Includes undistributed net investment income of:  $    699,147    $  1,049,534
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                17

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Growth and Income Fund. The financial statements and financial highlights for the other fund are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their re spective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and ask prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (f) gains and losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to share holders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund in tends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Strategy Advisors Inc. ("SBSA"), a subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBSA an


--------------------------------------------------------------------------------
18                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended July 31, 1997, SB received sales charges of $154,000 on sales of the Fund's Class A shares and brokerage commissions of $7,578.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended July 31, 1997, CDSCs paid to SB for Class B shares were approximately $167,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 1997, total Distribution Plan fees incurred were:

                                 Class A        Class B       Class C
================================================================================
Distribution Plan Fees          $222,965       $905,994       $21,987
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $119,202,786
--------------------------------------------------------------------------------
Sales                                                          139,938,137
================================================================================

At July 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal in come tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                 $ 93,466,156
Gross unrealized depreciation                                     (424,532)
--------------------------------------------------------------------------------
Net unrealized appreciation                                   $ 93,041,624
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At July 31, 1997, total paid-in capital amounted to the following for each class:

                           Class A         Class B         Class C      Class Y
================================================================================
Total Paid-in Capital    $145,272,409    $114,958,160    $4,693,293    $140,563
================================================================================

Transactions in shares of each class were as follows:

                                     Six Months Ended             Year Ended
                                      July 31, 1997            January 31, 1997*
                                  --------------------        -------------------
                                  Shares        Amount        Shares       Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                       848,680   $ 16,772,297      765,757   $ 14,636,058
Shares issued on reinvestment     124,502      2,463,462      853,742     16,284,236
Shares redeemed                (1,204,344)   (23,800,674)  (1,633,537)   (31,295,560)
-------------------------------------------------------------------------------------
Net Decrease                     (231,162)  $ (4,564,915)     (14,038)  $   (375,266)
=====================================================================================
Class B
Shares sold                       682,021   $ 13,621,590      794,793   $ 15,242,197
Shares issued on reinvestment      92,323      1,829,968      908,864     17,375,708
Shares redeemed                (2,851,738)   (56,446,064)  (3,153,244)   (60,500,586)
-------------------------------------------------------------------------------------
Net Decrease                   (2,077,394)  $(40,994,506)  (1,449,587)  $(27,882,681)
=====================================================================================
Class C
Shares sold                       107,198   $  2,139,262       78,020   $  1,597,496
Shares issued on reinvestment       2,468         49,225       24,149        364,156
Shares redeemed                   (57,604)    (1,117,962)     (74,564)    (1,426,609)
-------------------------------------------------------------------------------------
Net Increase                       52,062   $  1,070,525       27,605   $    535,043
=====================================================================================
Class Y
Shares sold                          --             --          6,860   $    130,632
Shares issued on reinvestment        --             --            520          9,931
Shares redeemed                      --             --           --             --
-------------------------------------------------------------------------------------
Net Increase                         --             --          7,380   $    140,563
=====================================================================================

* For Class Y shares, transactions are for the period from March 28, 1996 (inception date) to January 31, 1997.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1997, the Fund had no purchased put or call options.


--------------------------------------------------------------------------------
20                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended July 31, 1997:

                                                     Number of
                                                     Contracts         Premium
================================================================================
Options written, outstanding at January 31, 1997        0           $         0
Options written during the period ended July 31, 1997   1             1,290,875
Options cancelled in closing purchase transactions     (1)           (1,290,875)
Options expired                                         0                     0
--------------------------------------------------------------------------------
Options written, outstanding at July 31, 1997           0           $         0
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                21

================================================================================
 Financial Highlights*
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                               1997(1)          1997         1996         1995        1994(2)    1993(3)
======================================================================================================================
Net Asset Value, Beginning of Period       $   19.36      $   19.00    $   15.91    $   17.72    $   16.85  $   16.80
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.28           0.57         0.61         0.57         0.52       0.13
  Net realized and unrealized gain (loss)       2.66           1.71         3.52        (1.25)        2.37       0.88
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.94          42.28         4.13        (0.68)        2.89       1.01
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.29)         (0.60)       (0.52)       (0.47)       (0.56)     (0.11)
  Net realized gains                            --            (1.32)       (0.52)       (0.66)       (1.46)     (0.85)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.29)         (1.92)       (1.04)       (1.13)       (2.02)     (0.96)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   22.01      $   19.36    $   19.00    $   15.91    $   17.72  $   16.85
----------------------------------------------------------------------------------------------------------------------
Total Return                                   15.36%++       12.41%       26.47%       (3.82)%      17.80%      6.12%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 197,314      $ 178,072    $ 175,007    $ 159,247    $   6,216  $     693
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.22%+         1.28%        1.21%        1.33%        1.25%      1.25%+
  Net investment income                         2.72+          2.98         3.10         2.89         2.85       3.61+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           33%            68%          81%         103%         131%        93%
----------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)           $    0.06      $    0.06    $    0.06         --           --         --
======================================================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                      1997 Semi-Annual Report to Shareholders

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                 1997(1)            1997           1996           1995          1994(2)        1993
==================================================================================================================================
Net Asset Value, Beginning of Period       $     19.42      $     19.05    $     15.97    $     17.79    $     16.84  $     17.26
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.21             0.43           0.49           0.39           0.38         0.51
  Net realized and unrealized gain (loss)         2.66             1.71           3.53          (1.20)          2.37         1.06
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.87             2.14           4.02          (0.81)          2.75         1.57
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.22)           (0.45)         (0.42)         (0.35)         (0.34)       (0.50)
  Net realized gains                              --              (1.32)         (0.52)         (0.66)         (1.46)       (1.49)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.22)           (1.77)         (0.94)         (1.01)         (1.80)       (1.99)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     22.07      $     19.42    $     19.05    $     15.97    $     17.79  $     16.84
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     14.89%++         11.60%         25.58%         (4.54)%        16.88%        9.68%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $   184,415      $   202,597    $   226,360    $   216,035    $   334,408  $   287,983
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.97%+           2.03%          1.94%          2.00%          1.98%        2.02%
  Net investment income                           1.98+            2.23           2.37           2.21           2.11         2.84
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             33%              68%            81%           103%           131%          93%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)           $      0.06      $      0.06    $      0.06           --             --           --
==================================================================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                23

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                1997(1)         1997         1996        1995(2)    1994(3)(4)
============================================================================================================
Net Asset Value, Beginning of Period       $   19.46      $   19.08    $   15.97    $   17.79    $   17.54
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.21           0.44         0.45         0.38         0.32
  Net realized and unrealized gain (loss)       2.66           1.71         3.60        (1.19)        1.67
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.87           2.15         4.05        (0.81)        1.99
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.22)         (0.45)       (0.42)       (0.35)       (0.28)
  Net realized gains                            --            (1.32)       (0.52)       (0.66)       (1.46)
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.22)         (1.77)       (0.94)       (1.01)       (1.74)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   22.11      $   19.46    $   19.08    $   15.97    $   17.79
------------------------------------------------------------------------------------------------------------
Total Return                                   14.87%++       11.65%       25.77%       (4.54)%      11.83%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $   5,697      $   4,000    $   3,396    $   1,972    $     399
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.96%+         2.01%        1.94%        1.98%        1.93%+
  Net investment income                         1.97+          2.25         2.31         2.24         2.16+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           33%            68%          81%         103%         131%
------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(5)           $    0.06      $    0.06    $    0.06         --           --
============================================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2)   On November 7, 1994, the former Class D shares were renamed Class C shares.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from May 5, 1993 (inception date) to July 31, 1994.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
24                                      1997 Semi-Annual Report to Shareholders

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                         1997(1)          1997(2)
================================================================================
Net Asset Value, Beginning of Period               $  19.39         $  19.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                0.31             0.51
  Net realized and unrealized gain                     2.67             1.69
--------------------------------------------------------------------------------
Total Income From Operations                           2.98             2.20
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.32)           (0.49)
  Net realized gains                                   --              (1.32)
--------------------------------------------------------------------------------
Total Distributions                                   (0.32)           (1.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $  22.05         $  19.39
--------------------------------------------------------------------------------
Total Return++                                        15.55%           11.94%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $    163         $    143
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                             0.87%            0.90%
  Net investment income                                3.06             3.31
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  33%              68%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                      $   0.06         $   0.06
================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2)   For the period from March 28, 1996 (inception date) to July 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 25

Concert Social
Awareness Fund


Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Investment Officer

Ellen S. Cammer
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Strategy Advisers Inc.

Administrator
Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Concert Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must be accompanied by performance information for the most recently completed calendar quarter.

[recycling symbol]

Because we care about the environment, this semi-annual report has been printed with soy-based inks on 50% post-consumer recycled paper, deinked using a non-chlorine bleach process.

[SMITH BARNEY LOGO]

Concert Social Awareness Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD0423 9/97



[GRAPHIC OMITTED]


                       Smith Barney
                       Growth and
[GRAPHIC OMITTED]      Income Fund

                       ------------------
                       SEMI-ANNUAL REPORT
                       ------------------

                       July 31, 1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future
       Every day(sm).

Smith Barney
Growth and Income Fund
================================================================================
The Smith Barney Growth and Income Fund seeks long-term capital growth and income by investing in income-producing stocks, including dividend-paying common stocks and securities that are convertible into common stocks and warrants. The Fund's management uses investment criteria designed to identify companies with consistent dividend paying histories, relatively high levels of dividends, the capacity to raise dividends in the future and the potential for capital appreciation.

Smith Barney Growth and Income Fund's
Average Annual Total Returns Ended
July 31, 1997

                        Without Sales Charges*
                  ------------------------------
                  Class A    Class B     Class C
================================================
Six-Month+         17.50%     17.11%      17.18%
------------------------------------------------
One-Year           38.74      38.07       38.15
------------------------------------------------
Since Inception++  15.72      15.14       22.57
------------------------------------------------

                         With Sales Charges**
                  ------------------------------
                  Class A    Class B     Class C
================================================
Six-Month+         11.65%     12.11%      16.18%
------------------------------------------------
One-Year           31.81      33.07       37.15
------------------------------------------------
Since Inception++  14.48      15.02       22.57
------------------------------------------------

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are re deemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, and C shares are November 6, 1992, November 6, 1992 and August 15, 1994, respectively.

--------------------------------------------------------------------------------
OUR INVESTMENT PHILOSOPHY
--------------------------------------------------------------------------------

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

        Class A            SGIAX
        Class B            SGIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.........................1

An Interview with Portfolio Manager
R. Jay Gerken, CFA.........................4

Historical Performance.....................5

Smith Barney Growth and Income Fund
at a Glance................................7

Schedule of Investments................... 8

Statement of Assets and Liabilities.......11

Statement of Operations...................12

Statements of Changes in Net Assets.......13

Notes to Financial Statements.............14

Financial Highlights......................18

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

[PHOTO]                    [PHOTO]

Heath B. McLendon          R. Jay Gerken, CFA
Chairman                   Vice President and
                           Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Growth and Income Fund for the period ended July 31, 1997. For your convenience, we have outlined the investment strategy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings of the Fund can be found in the appropriate sections that follow. In addition, an interview with R. Jay Gerken, CFA, the Fund's Portfolio Manager, appears on page four.

Performance and Market Update
For the six months ended July 31, 1997, the Class A shares of the Smith Barney Growth and Income Fund generated a total return of 17.50%, trailing its Lipper Analytical Services, Inc. peer group average total return of 18.90%. (Lipper is a major fund-tracking organization.)

The Smith Barney Growth and Income Fund has a conservative stock selection approach, given its focus on quality companies with rising dividends. In addition, stock prices have risen so sharply in the last six months that even the modest amounts of cash and intermediate bonds in the Fund have penalized performance. Over time, however, we believe that a conservative stock selection technique and modest amounts of fixed income securities should prove to be beneficial to shareholders.

The Nirvana Economy
The markets have rewarded investors with a good year's performance over the six months ended July 31, 1997. The U.S. stock market returns were outstanding, with returns almost equal to those for the previous twelve months. Bond market returns, while more modest, actually exceeded last year's returns.

What drove these better than average numbers? An economy that has been described as somewhere between perfection and nirvana. Economic growth slowed to a 3.6% rate in the second quarter after stronger Gross Domestic Product ("GDP") growth in the previous two quarters. Inflation was contained, with the Consumer Price Index ("CPI") growing a mere 0.8% between January and July. And corporate earnings continued to surprise many analysts.

It wasn't clear at the beginning of the period that things were going to turn out so swimmingly. The Federal Reserve Board ("Fed") raised interest rates at its March meeting, triggering a swoon in stock and bond prices. But, shortly thereafter it became clear that the economy was slowing, so that the Fed seemed unlikely to raise rates again in the near future.

The Fed's move last March to increase interest rates was due to two strong quarters of over 4% growth, in the fourth quarter of 1996 and the first quarter of 1997. The Fed reacted at least in part to a "growth scare," a fear that the economy was growing too quickly and that inflation might be reignited. The Fed's previous move, however, had been to lower interest rates. In January 1996 the Fed reacted to a different set of economic statistics, ones that indicated that the economy was growing too slowly. One could call this a "slowdown fear." By skillfully navigating between growth scares and slowdown fears, the Fed has helped engineer one of the longest postwar


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            1
economic expansions. It is now more than six years since the last economic recession.

So the U.S. economy has been nothing short of amazing. This is one of the reasons that in our last letter to you we maintained that "it's different this time." We believe that this long economic expansion would not have been possible without the Fed's skillful navigation; we also believe that it would not have been possible without changes in technology and world trade.

Companies have made accelerated investments in technology over the last decade. It now appears that these investments are finally paying off in increased productivity. This higher productivity has not yet been fully captured in government statistics, however, as the official numbers have a difficult time capturing the improvements in the service side of the economy. Instead, this increased efficiency has shown up most completely in earnings reports. Companies are surprising investors with their rates of profit growth and margin increases, attesting to corporations' success in realizing the benefits of their technology investments.

But the changes in world trade may be even more profound than progress in technology. The end of the cold war has opened up vast areas of the world. New markets are available for the sale of goods and services. New sources of labor are available: plentiful, educated and inexpensive. Almost every country in the world is welcoming capital investment, including some that are still nominally Communist governments.

These technological and trade forces have had two beneficial results: low inflation and strong corporate profits. Inflation is low as measured by the CPI. As noted, it ran just 0.8% over the last six months -- a 1.6% annual rate. And as we wrote in a previous letter, we believe that the CPI actually overstates inflation, perhaps by as much as 2%. If we are right, "true" inflation was actually below zero -- so we actually had a mild instance of deflation over the last six months.

Some have voiced fears that low inflation, let alone deflation, might prove negative for corporate profits. This has not been the case. In the latest quarter, over 60% of the companies in the S&P 500 reported earnings ahead of analysts' expectations. Analysts have miscalculated the benefits of corporate investments in technology. They have also missed the benefits of increased sales and cheaper sources for goods and labor in the international marketplace.

Perhaps nirvana is an economic overstatement, for not everyone has shared in its benefits. But the economy has been on a wonderful roll. And as long as the fundamentals of reasonable growth, low inflation and strong corporate earnings stay in place, we anticipate that the stock and bond markets will remain attractive for long-term investors.

Portfolio Update
Stocks sold out of the Fund over the last six months included Circuit City, John
H. Harland, Union Pacific Resources and Conrail. We sold Circuit City as competition heated up in consumer electronics. John H. Harland, which cut its dividend, and Union Pacific Resources, a spin-off from Union Pacific Corp., no longer fit our long-term investment criteria. Conrail was the subject of a long bidding war between CSX and Norfolk Southern. The competition was resolved by having the two companies agree to jointly tender for Conrail's shares.

Recent purchases include Chase Manhattan Corp., Starwood Lodging Trust, Rite Aid and Colgate Palmolive. As consolidation continues, we believe that Chase will be one of a select group of large money center and superregional banks best positioned to weather the challenges of an increasingly competitive financial services industry. To complement our positions in two California office real estate investment trusts (REITs), we have added Starwood Lodging, a national full-service hotel REIT. Starwood is one of only four hotel REITs entitled to maintain its paired-share status, which are REIT shares that are paired with the operating management entity, enabling the REIT to benefit from both ownership and self-

--------------------------------------------------------------------------------
2                                        1997 Semi-Annual Report to Shareholders
management of its hotel properties. This in turn can yield substantial cost savings. Rite Aid, a national drugstore chain, has been successfully implementing a new store prototype in its core operations and is revamping operations at its recently purchased Thrifty-Payless unit. Both initiatives are expanding margins. Colgate, a leading personal care products company, has been aggressive in new product development and is now reaping the benefits of its cost-restructuring program.

On a more somber note, we are saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon DeVoe Talley.
Their knowledge and wisdom will be missed.

Thank you for your investment in the Smith Barney Growth and Income Fund. We look forward to continuing to help you pursue your long-term financial goals.

Sincerely,


/s/ Heath B. McLendon   /s/ R. Jay Gerken, CFA

Heath B. McLendon       R. Jay Gerken, CFA
Chairman                Vice President and
                        Investment Officer

August 18, 1997

--------------------------------------------------------------------------------
Top Ten Holdings* As of July 31, 1997
--------------------------------------------------------------------------------

 1.Hewlett-Packard Co.                                                      4.2%
-------------------------------------------------------------------------------

 2.General Electric Co.                                                     3.5
-------------------------------------------------------------------------------

 3.Monsanto Co.                                                             2.8
-------------------------------------------------------------------------------

 4.NationsBank Corp.                                                        2.8
-------------------------------------------------------------------------------

 5.Coca-Cola Co.                                                            2.7
-------------------------------------------------------------------------------

 6.Eli Lilly & Co.                                                          2.5
-------------------------------------------------------------------------------

 7.AMP, Inc.                                                                2.2
-------------------------------------------------------------------------------

 8.Johnson & Johnson                                                        2.2
-------------------------------------------------------------------------------

 9.LM Ericsson Telephone Co. ADR                                            2.2
-------------------------------------------------------------------------------

10.Motorola, Inc.                                                           2.2
-------------------------------------------------------------------------------

* As a percentage of total stocks.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            3

--------------------------------------------------------------------------------
An Interview with Portfolio Manager
R. Jay Gerken, CFA
--------------------------------------------------------------------------------

R. Jay Gerken, CFA, has over seventeen years of Wall Street experience and is a Managing Director of Smith Barney. Mr. Gerken holds a B.A. in history from Brown University and an M.B.A. from Harvard University. He is currently responsible for managing more than $400 million in mutual fund assets for Smith Barney.

Jay, could you provide some perspective on the recent performance of the financial markets? How are events in the financial marketplace affecting the average investor?

Jay: The big story, of course, is the historic climb of the U.S. stock market. As most investors know, large-cap stocks have been roaring ahead. For the most part that's very good news, because almost all of us benefit from a bull market. But unfortunately, many investors may be getting a somewhat warped view of the markets. The perception right now is that, "as long as I own large-cap U.S. stocks, I'm going to make a lot of money."

What would you say to investors who believe that the large-cap stock rally will never end?

Jay: There are two misconceptions at work here. One is that large-cap U.S. stocks will continue moving up in a straight line forever. Obviously that isn't going to happen. The second is that large-cap U.S. stocks will continue to outperform all other investment options year after year. Even if the Standard & Poor's 500 continues to do well -- and we have a generally positive outlook at Smith Barney -- there are many other sectors that are poised to do even better. Those sectors include small-cap stocks, international stocks and other asset classes.

In other words, most investors would be well advised to keep a portion of their portfolio in blue-chip stocks, but not ignore the other asset classes?

Jay: That's right.  Since the first quarter of 1995,

investors have been rewarded for failing to diversify, for staying with the best-performing asset class -- large-cap domestic stocks -- and more or less ignoring all other options. When investors have done this in the past, the consequences have been rather unpleasant. We are a little concerned that the lessons of history are being lost in stock market euphoria.

Jay, some investors still believe they can predict the market. In fact, well-known market gurus and observers continue to have large and dedicated followings.

Jay: We don't know anyone who can consistently predict which asset class is going to be hot and which is going to be cold. Mind you, there's no shortage of self-proclaimed experts who claim they can do this, and they'll be happy to share that information with you in a newsletter that costs $69.95 per year. But if these folks are so smart, you have to wonder why they're chasing checks for $69.95 instead of just tending to their own fortunes.

Jay, how would you describe the Growth and Income Fund's investment strategy?

Jay: We apply quantitative and fundamental research when selecting securities for the portfolio. We manage a classic growth and income fund, which means we only buy stocks that pay dividends on a consistent basis. We tend to favor the stocks of quality or "blue-chip" companies with strong balance sheets, excellent management teams and promising product lines. We believe dividends are an excellent way to gauge whether a company's management is committed to shareholders.

The Smith Barney Growth and Income Fund is an ideal vehicle for investors looking for a conservative way to invest in the stock market. By investing in established companies with a history of increasing dividends, the Growth and Income Fund offers attractive total return potential with typically less market volatility than the broad market averages.

Thank you very much, Jay.


--------------------------------------------------------------------------------
4                                        1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           ---------------------
                           Beginning         End      Income    Capital Gain         Total
Period Ended               of Period   of Period   Dividends   Distributions    Returns(1)
==========================================================================================
7/31/97                       $14.30      $16.69       $0.10           $0.00         17.50%+
------------------------------------------------------------------------------------------
1/31/97                        12.16       14.30        0.20            0.18         20.97
------------------------------------------------------------------------------------------
1/31/96                         9.62       12.16        0.20            0.20         30.97
------------------------------------------------------------------------------------------
1/31/95                        10.36        9.62        0.19            0.14         (3.93)
------------------------------------------------------------------------------------------
1/31/94                         9.58       10.36        0.23            0.00         10.70
------------------------------------------------------------------------------------------
Inception*-- 1/31/93            9.50        9.58        0.00            0.00          0.84+
==========================================================================================
  Total                                                $0.92           $0.52
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           ---------------------
                           Beginning         End      Income    Capital Gain         Total
Period Ended               of Period   of Period   Dividends   Distributions    Returns(1)
==========================================================================================
7/31/97                       $14.33      $16.70       $0.07           $0.00         17.11%+
------------------------------------------------------------------------------------------
1/31/97                        12.19       14.33        0.15            0.18         20.43
------------------------------------------------------------------------------------------
1/31/96                         9.65       12.19        0.15            0.20         30.23
------------------------------------------------------------------------------------------
1/31/95                        10.38        9.65        0.14            0.14         (4.33)
------------------------------------------------------------------------------------------
1/31/94                         9.58       10.38        0.15            0.00         10.01
------------------------------------------------------------------------------------------
Inception*-- 1/31/93            9.50        9.58        0.00            0.00          0.84+
==========================================================================================
  Total                                                $0.66           $0.52
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           ---------------------
                           Beginning         End      Income    Capital Gain         Total
Period Ended               of Period   of Period   Dividends   Distributions    Returns(1)
==========================================================================================
7/31/97                       $14.33      $16.71       $0.07           $0.00         17.18%+
------------------------------------------------------------------------------------------
1/31/97                        12.19       14.33        0.15            0.18         20.43
------------------------------------------------------------------------------------------
1/31/96                         9.65       12.19        0.15            0.20         30.23
------------------------------------------------------------------------------------------
Inception* -- 1/31/95           9.91        9.65        0.06            0.14         (0.58)+
==========================================================================================
  Total                                                $0.43           $0.52
==========================================================================================


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           ---------------------
                           Beginning         End      Income    Capital Gain         Total
Period Ended               of Period   of Period   Dividends   Distributions    Returns(1)
==========================================================================================
7/31/97                       $14.34      $16.71       $0.14           $0.00         17.68%+
------------------------------------------------------------------------------------------
1/31/97                        12.16       14.34        0.22            0.18         21.48
------------------------------------------------------------------------------------------
Inception* -- 1/31/96          12.08       12.16        0.00            0.00           N/A**
==========================================================================================
  Total                                                $0.36           $0.18
==========================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           Without Sales Charge(1)
                              -------------------------------------------------
                               Class A     Class B     Class C       Class Y
================================================================================
Six Months Ended 7/31/97+       17.50%      17.11%      17.18%        17.68%
--------------------------------------------------------------------------------
Year Ended 7/31/97              38.74       38.07       38.15         39.33
--------------------------------------------------------------------------------
Inception* through 7/31/97      15.72       15.14       22.57         27.44
================================================================================

                                             With Sales Charge(1)
                              -------------------------------------------------
                               Class A     Class B     Class C       Class Y
================================================================================
Six Months Ended 7/31/97+       11.65%      12.11%      16.18%        17.68%
--------------------------------------------------------------------------------
Year Ended 7/31/97              31.81       33.07       37.15         39.33
--------------------------------------------------------------------------------
Inception* through 7/31/97      14.48       15.02       22.57         27.44
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/97)                   99.65%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/97)                   94.94
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                   82.70
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                   43.91
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, November 6, 1992, August 15, 1994 and January 31, 1996, respectively.

**    Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
6                                        1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the Smith Barney Growth and Income Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------
                           November 1992 -- July 1997

                               [GRAPHIC OMITTED]

[The following table was presented as a line graph in the printed materials.]

Smith Barney Growth and
Income Fund -- Class A Shares

Smith Barney Growth and
Income Fund -- Class B Shares

Standard & Poor's 500 Index

           SB G&I. Class A    SB G&I. Class B     S&P
           ---------------    ---------------    -----
Nov 1992        9500              10000          10000
Jan 1993        9580              10084          10554
Jan 1994        10605             11094          11910
Jan 1995        10188             10614          11973
Jan 1996        13344             13822          16596
Jan 1997        16142             16646          20965
July 1997       18967             19494          25691

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Ex change, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

[The following table was presented as a line graph in the printed materials.]

 9.7%       Banks
 9.8%       Consumer Non-Durables
11.5%       Electronic Technology
 6.0%       Energy
 5.0%       Finance
 6.7%       Health Technology
 8.6%       Process Industries
 7.3%       Producer Manufacturer
 4.9%       Retail
 5.6%       Utilities
24.9%       Other

* As a percentage of total stocks.


Investment Breakdown
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

[The following table was presented as a pie chart in the printed materials.]

2.8%        Corporate Debentures

4.2%        Repurchase Agreement

93.0%       Stocks


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 1997
--------------------------------------------------------------------------------

    SHARES                    SECURITY                                 VALUE
================================================================================

STOCKS -- 93.0%

Banks -- 9.1%
     65,000    Chase Manhattan Corp.                               $ 7,381,563
     60,000    J.P. Morgan & Co., Inc.                               6,952,500
    130,000    Keycorp                                               8,084,375
    160,000    NationsBank Corp.                                    11,390,000
    100,000    State Street Boston Corp.                             5,606,250
--------------------------------------------------------------------------------
                                                                    39,414,688
--------------------------------------------------------------------------------
Commercial Services -- 2.8%
     65,000    Reuters Holdings PLC ADR                              4,200,625
     85,000    W. W. Grainger, Inc.                                  8,160,000
--------------------------------------------------------------------------------
                                                                    12,360,625
--------------------------------------------------------------------------------
Consumer Durables -- 4.0%
    200,000    Chrysler Corp.                                        7,425,000
    150,000    Genuine Parts Co.                                     4,893,750
    110,000    Leggett & Platt, Inc.                                 4,991,250
--------------------------------------------------------------------------------
                                                                    17,310,000
--------------------------------------------------------------------------------
Consumer Non-Durables -- 9.1%
    160,000    Coca-Cola Co.                                        11,080,000
    100,000    Colgate-Palmolive Co.                                 7,575,000
    120,000    Kimberly-Clark Corp.                                  6,082,500
    150,000    Liz Claiborne Inc.                                    7,181,250
     50,000    Procter & Gamble Co.                                  7,606,250
--------------------------------------------------------------------------------
                                                                    39,525,000
--------------------------------------------------------------------------------
Consumer Services -- 3.7%
     85,000    McDonald's Corp.                                      4,568,750
     12,000    TCA Cable Television, Inc.                            4,530,000
     85,000    Walt Disney Co.                                       6,869,063
--------------------------------------------------------------------------------
                                                                    15,967,813
--------------------------------------------------------------------------------
Electronic Technology -- 10.7%
    170,000    AMP, Inc.                                             8,882,500
     32,000    Harris Corp.                                          2,780,000
    240,000    Hewlett-Packard Co.                                  16,815,000
    200,000    LM Ericsson Telephone Co. ADR                         9,050,000
    110,000    Motorola, Inc.                                        8,834,375
--------------------------------------------------------------------------------
                                                                    46,361,875
--------------------------------------------------------------------------------
Energy -- 5.5%
    130,000    Exxon Corp.                                           8,352,500
     90,000    Mobil Corp.                                           6,885,000
    100,000    Phillips Petroleum Co.                                4,606,250
     72,540    Unocal Corp., Convertible Preferred                   4,234,523
--------------------------------------------------------------------------------
                                                                    24,078,273
--------------------------------------------------------------------------------
Finance -- 4.7%
     90,000    Beneficial Corp.                                      6,525,000
     85,000    Greenpoint Financial Corp.                            5,599,375
    105,000    Mercury General Corp.                                 8,137,500
--------------------------------------------------------------------------------
                                                                    20,261,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1997
--------------------------------------------------------------------------------

    SHARES                    SECURITY                                 VALUE
================================================================================

Health Technology -- 6.3%
     90,000    Eli Lilly & Co.                                     $10,170,000
    140,000    Johnson & Johnson                                     8,723,750
     80,000    Merck & Co.                                           8,315,000
--------------------------------------------------------------------------------
                                                                    27,208,750
--------------------------------------------------------------------------------
Industrial Services -- 1.5%
    110,000    Fluor Corp.                                           6,765,000
--------------------------------------------------------------------------------
Minerals -- 2.2%
    378,869    Broken Hill Proprietary Co.                           5,149,072
    225,000    Worthington Industries, Inc.                          4,457,813
--------------------------------------------------------------------------------
                                                                     9,606,885
--------------------------------------------------------------------------------
Process Industries -- 8.0%
    100,000    Bemis, Inc.                                           4,593,750
    150,000    M.A. Hanna Co.                                        3,956,250
    225,000    Monsanto Co.                                         11,207,813
    275,000    Pall Corp.                                            6,909,375
    120,000    Temple-Inland Inc.                                    8,077,500
--------------------------------------------------------------------------------
                                                                    34,744,688
--------------------------------------------------------------------------------
Producer Manufacturer -- 6.8%
     41,000    Belden, Inc.                                          1,588,750
     45,000    Dana Corp.                                            2,044,688
    200,000    General Electric Co.                                 14,037,500
     90,000    Hubbell, Inc., Class B Shares                         4,280,625
     80,000    Minnesota Mining & Manufacturing Co.                  7,580,000
--------------------------------------------------------------------------------
                                                                    29,531,563
--------------------------------------------------------------------------------
Real Estate -- 3.1%
    130,000    Arden Realty, Inc.                                    3,534,375
     63,000    Equity Office Property                                1,827,000
    130,000    Kilroy Realty Corp.                                   3,266,250
    100,000    Starwood Lodging Trust                                4,662,500
--------------------------------------------------------------------------------
                                                                    13,290,125
--------------------------------------------------------------------------------
Retail -- 4.5%
     75,000    May Department Stores Co.                             4,190,625
    140,000    Nordstrom, Inc.                                       7,936,250
    145,000    Rite Aid Corp.                                        7,530,935
--------------------------------------------------------------------------------
                                                                    19,657,810
--------------------------------------------------------------------------------
Technology Services -- 3.3%
    150,000    Automatic Data Processing Inc.                        7,425,000
    165,000    Electronic Data Systems                               7,136,250
--------------------------------------------------------------------------------
                                                                    14,561,250
--------------------------------------------------------------------------------
Transportation -- 2.5%
    160,000    Knightsbridge Tankers Ltd.                            4,420,000
     90,000    Union Pacific Corp.                                   6,451,875
--------------------------------------------------------------------------------
                                                                    10,871,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1997
--------------------------------------------------------------------------------

    SHARES                    SECURITY                                 VALUE
================================================================================

Utilities -- 5.2%
     90,000    Ameritech Corp.                                     $ 6,069,375
    100,000    Bellsouth Corp.                                       4,737,500
    135,000    Duke Power Co.                                        6,842,813
    110,000    GTE Corp.                                             5,115,000
--------------------------------------------------------------------------------
                                                                    22,764,688
--------------------------------------------------------------------------------
               TOTAL STOCKS
               (Cost-- $248,403,535)                               404,282,783
================================================================================

      Face
     Amount    SECURITY                                                  VALUE
================================================================================
CORPORATE DEBENTURES -- 2.8%

Financial Services -- 1.9%
$ 4,000,000    Dean Witter Discover & Co., 6.875% due 3/1/03         4,065,000
  4,000,000    General Motors Acceptance Corp., 7.000% due 9/15/02   4,115,000
--------------------------------------------------------------------------------
                                                                     8,180,000
--------------------------------------------------------------------------------
Retail Trade -- 0.9%
  4,000,000    Limited Inc., 7.800% due 5/15/02                      4,150,000
--------------------------------------------------------------------------------
               TOTAL CORPORATE DEBENTURES
               (Cost-- $11,858,940)                                 12,330,000
================================================================================
REPURCHASE AGREEMENT-- 4.2%
 18,115,000    Goldman, Sachs & Co., 5.730% due 8/1/97; Proceeds
               at maturity -- $18,117,883; (Fully collateralized
               by U.S. Treasury Notes, 6.250% due 6/30/98;
               Market value -- $18,486,095) (Cost -- $18,115,000)   18,115,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $278,377,475*)                            $434,727,783
================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $278,377,475)                   $ 434,727,783
   Cash                                                                 41,287
   Dividends and interest receivable                                   677,740
   Receivable for Fund shares sold                                     571,965
   Deferred organization costs                                           9,614
--------------------------------------------------------------------------------
   Total Assets                                                    436,028,389
--------------------------------------------------------------------------------
LIABILITIES:
   Investment advisory fees payable                                    157,938
   Distribution fees payable                                            57,462
   Administration fees payable                                          70,194
   Accrued expenses                                                     38,161
--------------------------------------------------------------------------------
   Total Liabilities                                                   323,755
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 435,704,634
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                         $ 26,088
   Capital paid in excess of par value                             271,954,228
   Overdistributed net investment income                              (362,418)
   Accumulated net realized gain from security transactions          7,736,428
   Net unrealized appreciation of investments                      156,350,308
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 435,704,634
================================================================================

Shares Outstanding:
   Class A                                                           9,350,611
   -----------------------------------------------------------------------------
   Class B                                                           9,485,623
   -----------------------------------------------------------------------------
   Class C                                                             273,866
   -----------------------------------------------------------------------------
   Class Y                                                           6,978,329
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                       $16.69
   -----------------------------------------------------------------------------
   Class B*                                                             $16.70
   -----------------------------------------------------------------------------
   Class C**                                                            $16.71
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                       $16.71
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)            $17.57
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                       $ 3,782,602
   Interest                                                            890,386
   Less: Foreign withholding tax                                      (20,393)
--------------------------------------------------------------------------------
   Total Investment Income                                           4,652,595
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                   839,937
   Distribution fees (Note 2)                                          709,705
   Administration fees (Note 2)                                        373,305
   Shareholder and system servicing fees                               168,804
   Registration fees                                                    45,678
   Shareholder communications                                           30,559
   Amortization of deferred organization costs                          19,235
   Audit and legal                                                      18,315
   Trustees' fees                                                       12,364
   Custody                                                               4,748
   Other                                                                   987
--------------------------------------------------------------------------------
   Total Expenses                                                    2,223,637
--------------------------------------------------------------------------------
Net Investment Income                                                2,428,958
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            20,036,620
     Cost of securities sold                                        14,420,365
--------------------------------------------------------------------------------
   Net Realized Gain                                                 5,616,255
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                           100,511,435
     End of period                                                 156,350,308
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          55,838,873
--------------------------------------------------------------------------------
Net Gain on Investments                                             61,455,128
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $  63,884,086
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 1997 (unaudited) and the Year Ended January 31, 1997

                                                        July 31     January 31
================================================================================
OPERATIONS:
   Net investment income                             $ 2,428,958   $ 3,610,084
   Net realized gain                                   5,616,255     6,026,402
   Increase in net unrealized appreciation            55,838,873    45,724,984
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations             63,884,086    55,361,470
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (2,572,301)   (3,848,619)
   Net realized gains                                        --     (4,202,531)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders                     (2,572,301)   (8,051,150)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                   52,453,000   128,069,584
   Net asset value of shares issued for
    reinvestment of dividends                          1,485,918     6,071,405
   Cost of shares reacquired                         (31,155,602)  (53,788,201)
--------------------------------------------------------------------------------
   Increase in Net Assets From
  Fund Share Transactions                             22,783,316    80,352,788
--------------------------------------------------------------------------------
Increase in Net Assets                                84,095,101   127,663,108
NET ASSETS:
   Beginning of period                               351,609,533   223,946,425
--------------------------------------------------------------------------------
   End of period*                                   $435,704,634  $351,609,533
================================================================================
* Includes overdistributed net investment income of:   $(362,418)    $(219,075)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Growth and Income Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to share holders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight line basis over a five-year period, beginning with the commencement of the Fund's operations in November 1992.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment advisor to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SBMFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
14                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)                            (continued)
--------------------------------------------------------------------------------

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended July 31, 1997, SB received sales charges of approximately $59,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption oc curs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended July 31, 1997, CDSCs paid to SB were:

                                                Class A      Class B
================================================================================
CDSCs                                            $1,000      $83,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each class. For the six months ended July 31, 1997, total Distribution Plan fees incurred were:

                                      Class A      Class B      Class C
================================================================================
Distribution Plan Fees               $171,488     $525,128      $13,089
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                 $50,479,929
--------------------------------------------------------------------------------
Sales                                                      20,036,620
================================================================================

At July 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal in come tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                            $156,774,549
Gross unrealized depreciation                                (424,241)
--------------------------------------------------------------------------------
Net unrealized appreciation                              $156,350,308
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At July 31, 1997, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1997, the Fund had no open futures contracts.

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium origanally paid.

At July 31, 1997, the Fund had no open purchased call or put option contracts. When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be de creased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 1997, the Fund did not write any options.


--------------------------------------------------------------------------------
16                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At July 31, 1997, the Fund had no securities on loan to brokers.

9. Shares of Beneficial Interest

At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. At July 31, 1997, total paid-in capital amounted to the following for each class

                                                         Amount
================================================================================
Class A                                               $92,407,651
--------------------------------------------------------------------------------
Class B                                                83,017,025
--------------------------------------------------------------------------------
Class C                                                 3,570,965
--------------------------------------------------------------------------------
Class Y                                                92,984,675
================================================================================

Transactions in shares of each class were as follows:

                                      Six Months Ended                Year Ended
                                       July 31, 1997               January 31, 1997
                                -------------------------     -------------------------
                                    Shares         Amount        Shares          Amount
=======================================================================================
Class A
Shares sold                        784,732   $ 11,788,565     1,784,241    $ 23,454,721
Shares issued on reinvestment       59,232        878,366       245,313       3,295,197
Shares redeemed                   (810,602)   (11,951,646)   (1,765,700)    (22,970,126)
---------------------------------------------------------------------------------------
Net Increase                        33,362    $   715,285       263,854    $  3,779,792
=======================================================================================
Class B
Shares sold                      1,147,489   $ 17,129,020     2,434,025    $ 31,747,272
Shares issued on reinvestment       39,780        591,120       201,222       2,723,850
Shares redeemed                 (1,277,137)   (19,048,043)   (2,320,760)    (30,178,477)
---------------------------------------------------------------------------------------
Net Increase (Decrease)            (89,868)  $ (1,327,903)      314,487    $  4,292,645
=======================================================================================
Class C
Shares sold                         76,743   $  1,163,420       172,314    $  2,259,911
Shares issued on reinvestment        1,103         16,432         3,845          52,358
Shares redeemed                    (10,403)      (155,913)      (48,539)       (639,598)
---------------------------------------------------------------------------------------
Net Increase                        67,443   $  1,023,939       127,620    $  1,672,671
=======================================================================================
Class Y
Shares sold                      1,526,626   $ 22,371,995     5,451,289    $ 70,607,680
Shares redeemed                         --             --            --              --
---------------------------------------------------------------------------------------
Net Increase                     1,526,626   $ 22,371,995     5,451,289    $ 70,607,680
=======================================================================================


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                          1997(1)        1997         1996      1995     1994(2)      1993(3)
===========================================================================================================
Net Asset Value, Beginning of Period    $14.30        $12.16       $9.62     $10.36     $9.58       $9.50
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.10          0.19        0.20       0.20      0.20        0.01
  Net realized and unrealized
   gain (loss)                            2.39          2.33        2.74      (0.61)     0.81        0.07
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.49          2.52        2.94      (0.41)     1.01        0.08
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.10)        (0.20)      (0.20)     (0.19)    (0.23)         --
  Net realized gains                        --         (0.18)      (0.20)     (0.14)       --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                      (0.10)        (0.38)      (0.40)     (0.33)    (0.23)         --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.69        $14.30      $12.16      $9.62    $10.36       $9.58
-----------------------------------------------------------------------------------------------------------
Total Return                             17.50%++      20.97%      30.97%     (3.93)%   10.70%       0.84%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $156,045      $133,272    $110,089    $95,054    $4,468      $3,520
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.09%+        1.12%       1.16%      1.41%     1.54%       1.41%+
  Net investment income                   1.39+         1.48        1.77       1.86      2.00        0.28+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     10%            9%         15%       127%       79%          1%
-----------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)         $0.06         $0.06       $0.06         --        --          --
===========================================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
18                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                          1997(1)        1997         1996      1995     1994(2)      1993(3)
===========================================================================================================
Net Asset Value, Beginning of Period    $14.33        $12.19       $9.65     $10.38     $9.58       $9.50
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.07          0.13        0.14       0.17      0.15       (0.01)
  Net realized and unrealized
   gain (loss)                            2.37          2.34        2.75      (0.62)     0.80        0.09
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.44          2.47        2.89      (0.45)     0.95        0.08
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.07)        (0.15)      (0.15)     (0.14)    (0.15)         --
  Net realized gains                        --         (0.18)      (0.20)     (0.14)       --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                      (0.07)        (0.33)      (0.35)     (0.28)    (0.15)         --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.70        $14.33      $12.19      $9.65    $10.38       $9.58
-----------------------------------------------------------------------------------------------------------
Total Return                             17.11%++      20.43%      30.23%     (4.33)%   10.01%       0.84%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $158,448      $137,187    $112,891    $92,153    $68,144     $35,173
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.59%+        1.62%       1.65%      1.90%     1.99%       1.91%+
  Net investment income                   0.89+         0.98        1.27       1.38      1.55       (0.22)+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     10%            9%         15%       127%       79%          1%
-----------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)         $0.06         $0.06       $0.06         --        --          --
===========================================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                          1997(1)      1997    1996(2)   1995
================================================================================
Net Asset Value, Beginning of Period    $14.33      $12.19    $9.65    $9.91
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.07        0.14     0.13     0.07
  Net realized and unrealized
   gain (loss)                            2.38        2.33     2.76    (0.13)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations       2.45        2.47     2.89    (0.06)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.07)      (0.15)   (0.15)   (0.06)
  Net realized gains                        --       (0.18)   (0.20)   (0.14)
--------------------------------------------------------------------------------
Total Distributions                      (0.07)      (0.33)   (0.35)   (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.71      $14.33    $12.19   $9.65
--------------------------------------------------------------------------------
Total Return                             17.18%++    20.43%   30.23%   (0.58)%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $4,575      $2,958     $961       $8
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.58%+      1.61%    1.62%    1.83%+
  Net investment income                   0.89+       0.94     1.11     1.44+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     10%          9%      15%     127%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)         $0.06       $0.06    $0.06       --
================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
20                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                            1997(1)       1997   1996(2)(3)
================================================================================
Net Asset Value, Beginning of Period      $14.34       $12.16    $12.08
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.13         0.22       --
  Net realized and unrealized gain          2.38         2.36     0.08
--------------------------------------------------------------------------------
Total Income From Operations                2.51         2.58     0.08
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.14)       (0.22)      --
  Net realized gains                          --        (0.18)      --
--------------------------------------------------------------------------------
Total Distributions                        (0.14)       (0.40)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $16.71       $14.34    $12.16
--------------------------------------------------------------------------------
Total Return                               17.68%++     21.48%    N/A*
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $116,636      $78,192       $5
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.70%+       0.73%    N/A*
  Net investment income                     1.78+        1.73     N/A*
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       10%           9%      15%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions              $0.06        $0.06    $0.06
================================================================================

(1)   For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           21

Smith Barney
Growth and
Income Fund

Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Advisor
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must be accompanied by performance information for the most recently completed calendar quarter.

[SmithBarney Logo]

A Member of TravelersGroup[Umbrella]

Smith Barney Growth
and Income Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD0425 9/97